EAGLE SERIES TRUST
Eagle Small Cap Core Value Fund

SUPPLEMENT DATED DECEMBER 2, 2011 TO
THE SUMMARY PROSPECTUSES DATED MARCH 1, 2011 AND AUGUST 15, 2011,
AND
THE CLASS A, CLASS C, CLASS I, CLASS R-3 AND CLASS R-5 PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2011,
AS SUPPLEMENTED MAY 19, 2011, JUNE 30, 2011, OCTOBER 14, 2011 AND NOVEMBER 15, 2011
AND
THE CLASS R-6 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
AUGUST 15, 2011, AS SUPPLEMENTED OCTOBER 18, 2011 AND NOVEMBER 15, 2011

Effective March 1, 2012, the name of the Eagle Small Cap Core Value Fund (“Fund”) is changed to the Eagle Smaller Company Fund.  In addition, the last line of the first paragraph of the principal investment strategy of the Fund  should be replaced in its entirety with the following:

The fund’s portfolio managers consider small-capitalization companies to be those smaller companies that, at the time of initial purchase, have a market capitalization equal to or less than $5 billion.  As of September 30, 2011, the weighted average of the fund was $2.03 billion and the weighted average of the Russell 2500® Index was $2.29 billion and that of the Russell 2000® Index was $1.04 billion.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS
OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE